UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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of the Securities Exchange Act of 1934

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PUTNAM ASSET ALLOCATION FUNDS
(for Putnam Dynamic Asset Allocation Conservative Fund
Putnam Multi-Asset Income Fund)
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM CONVERTIBLE SECURITIES FUND
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM GLOBAL INCOME TRUST
PUTNAM HIGH YIELD FUND
PUTNAM INCOME FUND
PUTNAM FUNDS TRUST
(For Putnam Core Bond Fund
Putnam Emerging Markets Equity Fund
Putnam Floating Rate Income Fund
Putnam Focused Equity Fund
Putnam Global Technology Fund
Putnam Intermediate-Term Municipal Income Fund
Putnam International Value Fund

Putnam Mortgage Opportunities Fund
Putnam Short Duration Bond Fund
Putnam Short-Term Municipal Income Fund
Putnam Ultra Short MAC Series)
PUTNAM INVESTMENT FUNDS
(for Putnam International Capital Opportunities Fund
Putnam Research Fund
Putnam Small Cap Value Fund
Putnam Sustainable Future Fund)
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MORTGAGE SECURITIES FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
PUTNAM TARGET DATE FUNDS
(for Putnam Retirement Advantage 2025 Fund
Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2035 Fund
Putnam Retirement Advantage 2040 Fund
Putnam Retirement Advantage 2045 Fund
Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2055 Fund
Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage Maturity Fund
Putnam Sustainable Retirement 2025 Fund
Putnam Sustainable Retirement 2030 Fund
Putnam Sustainable Retirement 2035 Fund
Putnam Sustainable Retirement 2040 Fund
Putnam Sustainable Retirement 2045 Fund
Putnam Sustainable Retirement 2050 Fund
Putnam Sustainable Retirement 2055 Fund
Putnam Sustainable Retirement 2060 Fund
Putnam Sustainable Retirement Maturity Fund)
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX-FREE INCOME TRUST
(For Putnam Strategic Intermediate Municipal Fund
Putnam Tax-Free High Yield Fund)

(Name of Registrant as Specified in its Charter)

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Hello everyone,

Putnam Investments is taking an exciting new step in our mission of helping you achieve your financial goals.

Putnam is slated to become part of Franklin Templeton gaining new resources to serve you and all of us as shareholders.

Our fund strategies and portfolio teams will stay the same upon the closing of this transaction.

Today we need your support to proceed.

Here is how you can help: Complete and mail in your proxy card, call our dedicated phone line, or click on proxyvote.com and input the control number on your card.

It will take less than a minute, and it will open a bright future for our partnership together.

From all of us at Putnam, thank you for being a shareholder and for your continuing trust in what we do.